Filed pursuant to Rule 497(e)

File Nos. 333-89822 and 811-21114

Important Notice Regarding Change in Investment Policy

PROSHARES TRUST

(the “Trust”)

ProShares UltraPro Financials and ProShares UltraPro Short Financials (each, a “Fund” and together, the “Funds”)

Supplement dated September 1, 2015

to the Funds’ Summary Prospectuses, Statutory Prospectus and Statement of Additional Information dated

October 1, 2014, each as supplemented or amended

Effective on or about November 4, 2015, the underlying index for each Fund will be changed from the Dow Jones U.S. Financials Index to the S&P Financials Select Sector Index (the “New Index”). The New Index represents the financials industry group of the S&P 500 Index (“S&P 500”). The New Index is one of ten S&P Select Sector Indices (the “Select Sector Indices”). Each S&P Select Sector Index is designed to measure the performance of a sector of the S&P 500 determined using Global Industry Classification Standards (“GICS”). Membership in the Select Sector Indices is based on the GICS classification, as well as liquidity, market cap and other requirements. Companies in the Select Sector Indices are classified according to GICS, which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The New Index consists of companies in the financials sector, including companies involved in banking, thrifts & mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. The financials sector also includes real estate companies and REITs.

Each Fund’s investment policy will be changed to reflect the change in its underlying Index. Specifically, effective as of the start of trading on or about November 4, 2015, the following changes will take effect:

	Current	New
Fund Name	ProShares UltraPro Financials	ProShares UltraPro Financials
Index Name	Dow Jones U.S. Financials Index	S&P Financials Select Sector Index
Investment Policy	The Fund seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Dow Jones U.S. Financials Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.	The Fund seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P Financials Select Sector Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

	Current	New
Fund Name	ProShares UltraPro Short Financials	ProShares UltraPro Short Financials
Index Name	Dow Jones U.S. Financials Index	S&P Financials Select Sector Index
Investment Policy	The Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the Dow Jones U.S. Financials Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.	The Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the S&P Financials Select Sector Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Please retain this supplement for future reference.